SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  April 23, 1996

                    BALCOR REALTY INVESTORS 85 - SERIES II
                       A REAL ESTATE LIMITED PARTNERSHIP
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                           Exact Name of Registrant

Illinois                           0-14351
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State or other jurisdiction        Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois              36-3327917
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Address of principal               I.R.S. Employer
executive offices                  Identification
                                   Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Forest Ridge Apartments, Phase II

In 1983, the Partnership acquired the Forest Ridge Apartments, Phase II, Arlington, Texas, utilizing approximately $5,999,000 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $10,182,000. In 1994, the property's financing was replaced with a new first mortgage loan (the "Loan") in the amount of $7,970,000 and a loan from the General Partner in the amount of approximately $2,570,000.

On April 23, 1996, the Partnership contracted to sell the property for a sale price of $11,100,000 to an unaffiliated party, ERP Operating Limited Partnership (the "Purchaser"), an Illinois limited partnership. The Purchaser has deposited $300,000 into an escrow account as earnest money. The Purchaser has the option, to be exercised prior to May 22, 1996, to assume the Loan at closing. If the option is exercised, the Purchaser is obligated to deposit an additional $200,000 into the escrow account no later than May 23, 1996. At closing, the Loan, which is expected to have a then outstanding balance of approximately $7,761,000, will be either assumed by the Purchaser or repaid from the sale proceeds, with the remainder of the purchase price paid in cash. The Purchaser will pay all closing costs relating to the sale, including title charges and prepayment or assumption fees relating to the Loan. From the remaining sale proceeds, the loan from the General Partner will be repaid. In addition, an amount not to exceed $500,000 will be retained by the Partnership and not be available until 120 days after closing. Neither the General Partner, its affiliates nor any unaffiliated third party will receive a brokerage commission in connection with the sale of the property. An affiliate of the third party providing property management services for the Partnership and certain affiliates will receive a fee for services in connection with the sale of the property of $111,000. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale, including legal fees.

If the Loan is to be repaid at closing, the closing will occur on the earliest day the holder of the Loan will permit the Loan to be repaid, to be no earlier than June 6, 1996. If the Purchaser has exercised the option to assume the Loan, the closing will be extended to a date no later than July 19, 1996.

The Partnership and affiliates of the General Partner have simultaneously contracted to sell 18 other properties to the Purchaser, including Rosehill Pointe Apartments described elsewhere in this report. One of the 19 properties, Forest Ridge Apartments, Phase I, which is owned by an affiliate of the General Partner, is located adjacent to this property. If a default occurs under the agreement of sale for the property or the adjacent property, such action will be considered a default under the other agreement. In the event the Purchaser terminates either agreement, the other agreement will also be deemed to be terminated.

The closing is subject to the satisfaction of numerous terms and conditions, including the closing of the sale of the adjacent property. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.
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ITEM 5.  OTHER INFORMATION
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Rosehill Pointe Apartments

In 1984, Rosehill Pointe Apartments, Lenexa, Kansas, was acquired by a joint venture (the "Joint Venture") in which the Partnership and an affiliate held joint venture interests of approximately 38.38% and 61.62%, respectively. The Partnership contributed approximately $3,737,000 and the affiliate contributed approximately $6,000,000 from their respective offering proceeds towards the purchase of the property. The property was acquired subject to mortgage financing of approxmately $17,248,000, consisting of a first mortgage loan in the amount of $15,904,000 (the "Loan") and a second mortgage loan in the amount of $1,344,000.

On April 23, 1996, the Joint Venture contracted to sell the property for a sale price of $20,700,000 to an unaffiliated party, ERP Operating Limited Partnership (the "Purchaser"), an Illinois limited partnership. The Purchaser has deposited $300,000 into an escrow account as earnest money. The Purchaser has the option, to be exercised prior to May 22, 1996, to assume the Loan at closing. If the option is exercised, the Purchaser is obligated to deposit an additional $200,000 into the escrow account no later than May 23, 1996. At closing, the Loan, which is expected to have a then outstanding balance of approximately $14,274,000, will be either assumed by the Purchaser or repaid from the sale proceeds, with the remainder of the purchase price paid in cash. The Purchaser will pay all closing costs relating to the sale, including title charges and prepayment or assumption fees relating to the Loan. From the remaining sale proceeds, the Joint Venture will pay the outstanding balance of the second mortgage loan. In addition, an amount not to exceed $500,000 will be retained by the Joint Venture and not be available until 120 days after closing. Neither the General Partner, its affiliates nor any unaffiliated third party will receive a brokerage commission in connection with the sale of the property. An affiliate of the third party providing property management services for the Partnership and certain affiliates will receive a fee for services in connection with the sale of the property of $155,250. The General Partner will be reimbursed by the Joint Venture for the Partnership's share of actual expenses incurred in connection with the sale, including legal fees.
The net sale proceeds will be distributed to the Partnership and the joint venture partner in accordance with their respective joint venture interests.

If the Loan is to be repaid at closing, the closing will occur on the earliest day the holder of the Loan will permit the Loan to be repaid, to be no earlier than June 6, 1996. If the Purchaser has exercised the option to assume the Loan, the closing will be extended to a date no later than July 19, 1996.

The Partnership and affiliates of the General Partner have simultaneously contracted to sell 18 other properties to the Purchaser, including Forest Ridge Apartments, Phase II, described elsewhere in this report.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of the Forest Ridge apartment complex, Phase II, Arlington, Texas.

          (99) Agreement of Sale and attachment thereto relating to the sale of the Rosehill Pointe apartment complex, Lenexa, Kansas.

No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.


Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR REALTY INVESTORS 85 - SERIES II
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By: Balcor Partners-XVII, an Illinois
                               general partnership, its general
                               partner

                         By: The Balcor Company,
                               a Delaware corporation,
                               a partner

                         By:  /s/Jerry M. Ogle
                            ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary
Dated:  May 8, 1996
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